As filed with the Securities and Exchange Commission on June 4, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  March 31, 2010

Date of reporting period:  March 31, 2010

Item 1. Reports to Stockholders.

Dear fellow shareholder:

A year ago as we prepared our annual report, many investors were gripped with fear after watching the market tumble to historic lows.  The question on everyone’s mind was whether we had seen the worst or were on the crest of another financial tidal wave.

Today we know that the bottom was March 9, 2009 when the Dow closed at 6,547, its lowest level since April 15, 1997.  When we ended our fiscal year on March 31, 2009, it had climbed back to 7,608 and thankfully continued to regain value over the past year to reach 10,856 as we ended this reporting period on March 31, 2010.

The grim headlines about record unemployment, home foreclosures and general economic doomsday have been replaced with news of recovery, hope and a return of confidence in our financial system following unprecedented government intervention.

Yet while investor sentiment and market numbers have improved significantly, we believe it’s wise to remember that we still have a long way to go.  The Dow, after all, was above 14,000 in October 2007 when few believed it would ever decline by more than half a few years later. Unemployment hovered just under 10 percent at the end of this period, in what’s being called a “jobless recovery.”  Foreclosures were at a record high for the first three months of 2010, believed to be a result of banks working through a backlog of troubled mortgages.

On the bright side, corporate earnings, which were strong for many companies even throughout the market’s free fall, continue to gain ground and point toward a return of consumer confidence and increased spending.

A record return . . .
While our view of the economic recovery is mixed, there is no doubt that our performance for the period from April 1, 2009 through March 31, 2010 was a winner.  We achieved a 46.80% gain, which was by far our best performance for a one-year period.  This year’s performance was slightly below the return of our benchmark, the S&P 500, which rose 49.77% during this reporting period.

We think of these numbers not in terms of statistics but in real shareholder assets, and were very grateful to see this gain reflected in our own accounts and those of our fellow shareholders.

The superstars of our portfolio . . .
Time and again over the past year, we have heralded the strong return of our high yield bond holdings which accounted for so much of our comeback.  John Hancock High Yield Fund achieved over 90% for the period, followed by returns over 50% for BlackRock High Income and Eaton Vance Income and strong showings from our other high yield bond holdings in DWS High Income and Franklin Income.  High yield funds are often the frontrunners after a market downturn, but this year they really led the charge.

This phenomenon was the subject of a Wall Street Journal article on March 31, 2010 headlined “Bonds Cap Epic Comeback” which discussed “one of the greatest corporate-bond rallies in history” that “helped spur a rebound in the stock market and in the broader economy.”

In record numbers, investors pulled their money out of stock funds in 2009 and invested billions in bond mutual funds which helped their values skyrocket and in turn boosted The Teberg Fund’s bottom line.

The question posed by the Journal writer was whether or not this bond rally could continue as the Federal Reserve’s mortgage-buying program, which was believed to have helped fuel it, was coming to an end.

We had asked ourselves the same question about a month earlier when we looked at the outstanding returns of our substantial high yield holdings and made the bold move to reduce our positions.  Just as bonds have been the backbone of our portfolio from our inception, so has our strategy to lock in profit when we believe it’s appropriate, which is just what we did.  It’s tough to sell profitable positions on the way up, but we tried to take the prudent path and avoid the greed that got so many investors in trouble during the financial crisis.

Other stars in our lineup . . .
Just as it was hard to determine “losers” last year because so many of our holdings lost value, this year nearly all our holdings were “winners” and contributed to our strong return.  We turned a quick profit with some of our exchange-traded funds and benefited from outstanding returns from our stock funds which also made significant comebacks during this period.  Among the “stars” were FPA Capital Fund with a return of over 65% and Dodge & Cox Stock Fund which gained more than 54%.  In the end, nearly all our equity positions rewarded us for riding out the downturn.

What held us back . . .
Proving once more that timing is everything, our position in cash which was the hero of our portfolio last year added almost nothing to our return during this period.  We reduced our positions in several equity and exchange-traded funds during the period as values began to improve and were especially cautious about moving back into the market.  With earnings on cash at record lows, staying out of the market proved to be the wrong strategy, although we believe following a more conservative course in the wake of the financial bloodbath was in our best interests.

Looking ahead . . .
It’s hard to know how much of the market’s rebound is due to improving investor sentiment or real economic recovery.  Yes, the financial disaster that we faced in 2009 might have justified the panic we witnessed, but investors fled from even the best and most profitable companies.  Likewise, they may have poured money back into the market at a faster degree than warranted because they’d grown tired of watching their assets languish in cash.

Regardless, we remain cautious and continue our goal to achieve balance between risk and reward, which is the principle that has guided us since we launched The Teberg Fund eight years ago.

We also continue to value every shareholder, every dollar invested in the Fund and the confidence that has led to second, third and even fourth generation investors.

Sincerely,

Curtis A. Teberg
Portfolio Manager

Past performance does not guarantee future results.

The above discussion is based on the opinions of Curtis A. Teberg, given the current economic environment and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Because the Fund is a “fund of funds,” your cost of investing in the Fund may be higher than your cost of investing directly in the shares of the mutual funds in which the Fund invests.  By investing in the Fund, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds.  These risks include, but are not limited to, risks involved with non-diversification and investments in smaller capitalization companies and lower rated securities.  The Fund may also commit up to 80% of its assets to high yield funds containing lower rated securities that are subject to a higher risk of default.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.

Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced and ratings may have been lower.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Dow Jones Industrial Average (Dow) is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.  You cannot invest directly in an index.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  References to other funds should not be interpreted as an offer of these securities.

Current and future portfolio holdings are subject to risk.  Please see the Schedule of Investments in this report for a complete list of Fund holdings.

Must be preceded or accompanied by a prospectus.

Distributed by Quasar Distributors, LLC (05/10)

Total Return:
		Five	Since	Since
		Year	Inception	Inception
	One Year	(Annualized)	(Cumulative)	(Annualized)
The Teberg Fund (Inception April 1, 2002)	46.59%	4.39%	44.83%	4.74%
S&P 500® Index	49.77%	1.92%	19.37%	2.24%
Dow Jones Industrial Average	46.93%	3.34%	27.61%	3.10%

Total Annual Fund Operating Expenses:	2.97%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-209-1964.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928.

The Teberg Fund
Expense Example
at March 31, 2010 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/09 – 3/31/10).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 2.50% per the advisory agreement.  Although the Fund charges no sales loads, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.   You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

The Teberg Fund
ExpenseExample
at March 31, 2010 (Unaudited), continued

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	10/1/09	3/31/10	10/1/09 – 3/31/10*

Actual	$1,000.00	$1,086.50	$11.96

Hypothetical (5% return before expenses)	$1,000.00	$1,013.46	$11.55

* Expenses are equal to the Fund's annualized expense ratio of 2.30%, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

.

The Teberg Fund
Allocation of Portfolio Assets
at March 31, 2010 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Teberg Fund
Schedule of Investments
at March 31, 2010

SHARES		VALUE
	COMMON STOCKS - 1.66%
5	Berkshire Hathaway, Inc. - Class A*	$609,000
	TOTAL COMMON STOCKS (Cost $590,955)	609,000

	EQUITY FUNDS - 5.28%
1,700	American EuroPacific Growth Fund - Class A	65,659
18,950	Brandywine Fund*	437,743
3,669	FPA Capital Fund, Inc.	129,001
3,309	Mairs & Power Growth Fund	225,469
14,946	MFS Mid Cap Growth Fund - Class A*	115,684
3,464	The Parnassus Fund	129,209
6,614	Prudential Jennison Mid-Cap Growth Fund, Inc. - Class A ..	160,519
11,664	Seligman Communications & Information Fund - Class A*.	463,761
3,595	Vanguard Energy Fund - Investor Class	213,463
	TOTAL EQUITY FUNDS (Cost $1,805,523)	1,940,508

	EXCHANGE-TRADED FUNDS - 15.26%
1,133	Direxion Daily Financial Bull 3X Shares	109,300
25,757	Direxion Daily Small Cap Bull 3X Shares	1,405,817
4,795	Direxion Daily Technology Bull 3X Shares	749,123
3,355	iShares Dow Jones U.S. Transportation Average Index Fund...	265,347
1,534	ProShares Ultra FTSE/Xinhua China 25*	107,181
13,550	Ultra Dow30 ProShares	646,877
5,468	Ultra Health Care ProShares	293,741
10,350	Ultra QQQ ProShares*	677,304
15,180	Ultra S&P500 ProShares	637,712
20,587	Ultra Semiconductor ProShares	714,369
	TOTAL EXCHANGE-TRADED FUNDS (Cost $4,699,064)	5,606,771

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Schedule of Investments
at March 31, 2010, continued

SHARES		VALUE

	FIXED INCOME FUNDS - 70.98%
1,259,012	AIM Tax-Free Intermediate Fund - Class Y	$13,962,448
668,261	BlackRock High Income Fund - Class I	3,027,224
644,234	DWS High Income Fund - Institutional Class	3,021,456
534,162	Eaton Vance Income Fund of Boston - Class I	3,018,015
819,523	John Hancock High Yield Fund - Class A	3,048,624
	TOTAL FIXED INCOME FUNDS (Cost $26,094,072)	26,077,767

	MONEY MARKET FUNDS - 3.27%
1,200,275	Fidelity Institutional Money Market Portfolio,
	Class I, 0.16%+	1,200,275
	TOTAL MONEY MARKET FUNDS (Cost $1,200,275)	1,200,275
	Total Investments (Cost $34,389,889) - 96.45%	35,434,321
	Other Assets in Excess of Liabilities - 3.55%	1,303,466
	NET ASSETS - 100.00%	$36,737,787

*	Non-income producing security.
+	Rate shown is the 7-day yield as of March 31, 2010.

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Statement of Assets and Liabilities
at March 31, 2010

ASSETS
Investments in securities, at value
(identified cost $34,389,889)	$35,434,321
Receivables
Securities sold	1,412,514
Dividends and interest receivable	3,175
Prepaid expenses	2,920
Total assets	36,852,930
LIABILITIES
Payables
Fund shares redeemed	21,224
Due to advisor	46,647
Audit fees	18,200
Distribution fees	7,775
Administration fees	6,220
Transfer agent fees and expenses	4,608
Fund accounting fees	4,179
Legal fees	719
Chief Compliance Officer fee	1,165
Custodian fees	1,927
Accrued other expenses	2,479
Total liabilities	115,143
NET ASSETS	$36,737,787

Net asset value, offering and redemption price per share
[$36,737,787 / 3,695,123 shares outstanding;
unlimited number of shares (par value $0.01)
authorized]	$9.94

COMPONENTS OF NET ASSETS
Paid-in capital	$37,903,447
Undistributed net investment income	134,854
Accumulated net realized loss on investments	(2,344,946)
Net unrealized appreciation on investments	1,044,432
NET ASSETS	$36,737,787

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Statement of Operations
For the Year Ended March 31, 2010

INVESTMENT INCOME
Income
Dividends	$2,266,492
Interest	17,127
Total income	2,283,619

Expenses
Advisory fees (Note 4)	500,234
Distribution fees (Note 5)	83,372
Administration fees (Note 4)	66,697
Transfer agent fees and expenses (Note 4)	29,305
Fund accounting fees (Note 4)	25,080
Audit fees	18,200
Legal fees	14,686
Shareholder reporting	7,297
Chief Compliance Officer fee (Note 4)	7,022
Trustee fees	6,288
Custody fees (Note 4)	5,246
Registration fees	5,021
Insurance fees	4,811
Other	4,573
Total expenses	777,832
Less: expenses waived by Advisor (Note 4)	(3,564)
Net expenses	774,268
Net investment income	1,509,351

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on security transactions	2,094,885
Capital gain distributions from regulated
investment companies	1,943
Net change in unrealized appreciation
on investments	8,356,930
Net realized and unrealized gain on investments	10,453,758
Net Increase in Net Assets Resulting
from Operations	$11,963,109

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2010	March 31, 2009

NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,509,351	$519,418
Net realized gain/(loss) on security transactions ..	2,094,885	(3,764,877)
Capital gain distributions from regulated
investment companies	1,943	61,438
Net change in unrealized appreciation/
(depreciation) on investments	8,356,930	(6,635,669)
Net increase/(decrease) in net assets
resulting from operations	11,963,109	(9,819,690)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,805,996)	(152,112)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net
change in outstanding shares (a)	656,481	74,097
Total increase/(decrease) in net assets	10,813,594	(9,897,705)
NET ASSETS
Beginning of year	25,924,193	35,821,898
End of year	$36,737,787	$25,924,193
Includes undistributed net investment
income of:	$134,854	$431,499

(a) A summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2010		March 31, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital

Shares sold	158,580	$1,523,525	214,931	$1,901,445
Shares reinvested	183,350	1,805,996	20,324	152,022
Shares redeemed	(281,427)	(2,673,040)	(240,742)	(1,979,370)
Net increase/(decrease)	60,503	$656,481	(5,487)	$74,097

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Financial Highlights
For a share outstanding throughout each year

	Year Ended March 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$7.13	$9.84	$11.06	$11.78	$10.83
Income from investment operations:
Net investment income (1)	0.43	0.14	0.26	0.38	0.13
Net realized and unrealized gain/
(loss) on investments	2.89	(2.81)	(0.44)	0.41	1.03
Total from investment operations	3.32	(2.67)	(0.18)	0.79	1.16
Less distributions:
From net investment income	(0.51)	(0.04)	(0.32)	(0.35)	(0.13)
From net realized gain on investments	–	–	(0.72)	(1.16)	(0.08)
Total distributions	(0.51)	(0.04)	(1.04)	(1.51)	(0.21)
Net asset value, end of year	$9.94	$7.13	$9.84	$11.06	$11.78
Total return	46.59%	-27.14%	-1.94%	6.81%	10.79%

Ratios/supplemental data:
Net assets, end of year (thousands)	$36,738	$25,924	$35,822	$37,070	$34,600
Ratio of expenses to average net assets: (2)
Before expense waiver	2.33%	2.34%	2.32%	2.29%	2.33%
After expense waiver	2.32%	2.32%	2.25%	2.21%	2.25%
Ratio of net investment income to average
net assets: (2)
Before expense waiver	4.52%	1.64%	2.27%	3.15%	1.08%
After expense waiver	4.53%	1.66%	2.34%	3.23%	1.16%
Portfolio turnover rate	142.44%	183.32%	198.92%	150.86%	113.59%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(2)	Does not include expenses of investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Notes to Financial Statements
at March 31, 2010

NOTE 1 - ORGANIZATION

The Teberg Fund (the “Fund”) is a non-diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The Fund began operations on April 1, 2002.  The investment objective of the Fund is to maximize total return (capital appreciation plus income).

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by the tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2007-2009, or expected to be taken in the Fund’s 2010 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Arizona; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.   The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to

The Teberg Fund
Notes to Financial Statements
at March 31, 2010, continued

shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified with the capital accounts based on their Federal tax treatment.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

F.
Events Subsequent to the Fiscal Year End: The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.

Management has evaluated fund related events and transactions that occurred subsequent to March 31, 2010.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

The Teberg Fund
Notes to Financial Statements
at March 31, 2010, continued

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities - The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in other mutual funds are valued at their net asset value per share, determined at the close of the New York Stock Exchange (generally 3:00 p.m. central time) on the valuation date.  Most underlying fund securities are valued primarily on the basis of current market quotations or on the basis of information furnished by a pricing service.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Equity securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events. When the Fund is unable to receive an NAV from an underlying fund, shares of

The Teberg Fund
Notes to Financial Statements
at March 31, 2010, continued

the underlying fund will be valued at its fair market value as determined in good faith by the Advisor and the Trust’s Valuation Committee.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security held by an underlying fund, or if the value of a security held by an underlying fund has been materially affected by events occurring after the close of the applicable exchange or market on which the security is principally traded, that security may be valued at its fair market value as determined in good faith in accordance with procedures approved by the underlying funds’ Board of Trustees.

Short-Term Notes - Short-term notes having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2010:

	Level 1	Level 2	Level 3	Total
Equity
Financials	$609,000	$—	$—	$609,000
Total Equity	609,000	—	—	609,000
Exchange-Traded Funds	5,606,771	—	—	5,606,771
Open-End Funds	28,018,275	—	—	28,018,275
Short-Term Investments	1,200,275	—	—	1,200,275
Total Investments in Securities	$35,434,321	$—	$—	$35,434,321

New Accounting Pronouncement - In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on

The Teberg Fund
Notes to Financial Statements
at March 31, 2010, continued

the Fund’s statement disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended March 31, 2010, First Associated Investment Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.50% based upon the average daily net assets of the Fund. For the year ended March 31, 2010, the Fund incurred $500,234 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 2.50% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  There were no expenses subject to recapture pursuant to the aforementioned conditions at March 31, 2010.  For the year ended March 31, 2010, the Advisor waived $3,564 in 12b-1 fees received from underlying funds that were purchased through a broker.  The 12b-1 fees received by the Fund are included in the expenses waived by Advisor in the Statement of Operations.

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the year ended March 31, 2010, the Fund incurred $66,697 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A., an affiliate of USBFS,

The Teberg Fund
Notes to Financial Statements
at March 31, 2010, continued

serves as the Fund’s custodian.  For the year ended March 31, 2010, the Fund incurred $25,080, $18,070, and $5,246 in fund accounting, transfer agency (excluding out-of-pocket expenses), and custody fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

For the year ended March 31, 2010, the Fund was allocated $7,022 of the Chief Compliance Officer fee.

NOTE 5 – DISTRIBUTION FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Fund’s average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and services activities, not reimbursements for specific expenses incurred.  Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”.  For the year ended March 31, 2010, the Fund paid the Distribution Coordinator $83,372.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 2010, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $41,284,211 and $42,411,917, respectively.

NOTE 7 – LINE OF CREDIT

The Teberg Fund has a line of credit in the amount of $7,800,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended March 31, 2010, the Fund did not draw upon the line of credit.

The Teberg Fund
Notes to Financial Statements
at March 31, 2010, continued

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 were as follows:

	2010	2009
Ordinary income	$1,805,996	$152,112

As of March 31, 2010, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$34,435,476

Gross tax unrealized appreciation	1,213,342
Gross tax unrealized depreciation	(214,497)
Net tax unrealized appreciation	998,845

Undistributed ordinary income	134,854
Undistributed long-term capital gain	—
Total distributable earnings	134,854

Other accumulated gains/(losses)	(2,299,359)
Total accumulated earnings/(losses)	$(1,165,660)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

At March 31, 2010, the Fund had a capital loss carry forward of $2,299,359, which expires as follows:

Year	Amount
2017	$2,047,240
2018	252,119
$2,299,359

The Teberg Fund
Report of Indepedent Registered Public Accounting Firm

To the Board of Trustees
Advisors Series Trust and
Shareholders of
The Teberg Fund

We have audited the accompanying statement of assets and liabilities of The Teberg Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of March 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.   These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Teberg Fund as of March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 25, 2010

The Teberg Fund
Notice to Shareholders
at March 31, 2010 (Unaudited)

For the year ended March 31, 2010, The Teberg Fund designated $1,805,996 as ordinary income for purposes of the dividends paid deduction.

For the year ended March 31, 2010, certain dividends paid by The Teberg Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended March 31, 2010 was 100.00%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-209-1964 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of The Teberg Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2009

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2009 is available without charge, upon request, by calling 1-866-209-1964.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http:// www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information included in the Fund’s Form N-Q is also available by calling 1-866-209-1964.

The Teberg Fund
Approval of Investment Advisory Agreement (Unaudited)

At a meeting held on December 10, 2009, the Board, including the persons who are Independent Trustees as defined under the Investment Company Act, considered and approved the continuance of the Advisory Agreement for The Teberg Fund with the Advisor for another annual term.  Prior to this meeting, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
THE FUND’S HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of September 30, 2009 on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

The Teberg Fund
Approval of Investment Advisory Agreement (Unaudited), continued

The Board noted that the Fund’s performance was significantly above its peer group median and averages for the year-to-date, one-year and three-year total returns, although the Fund’s performance was below its peer group median and averages for the five-year total return and since inception total returns.  In analyzing this performance, the Board also took into consideration the Advisor’s investment strategy for the Fund as an unaffiliated fund-of-funds.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed, among other things, comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor and all expense waivers and reimbursements.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 2.50% (the “Expense Cap”) and that for the most recent fiscal period the Fund’s actual expense ratio was 2.32%. In addition, the Board noted that the Advisor has contractually agreed to pay to the Fund an amount equal to the Rule 12b-1 fees received by an affiliated broker from transactions involving the Fund.  Additionally, the Board noted that the Fund’s total expense ratio and contractual advisory fee were substantially above the peer group median and average, although the contractual advisory fee was less than the fees charged by the Advisor to its other investment management clients.  The Board noted that the Fund was of much smaller size than the average funds in its peer group and that its performance has been very good, despite its expense ratio.  The Board determined to continue to monitor the Fund’s expenses closely.

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized as the assets of the Fund grow.  The Board further noted that the Advisor has contractually agreed to reduce its advisory fees or pay for Fund expenses so that the Fund does not exceed a specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

The Teberg Fund
Approval of Investment Advisory Agreement (Unaudited), continued

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Funds, such as benefits received in exchange for Rule 12b-1 fees.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for The Teberg Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for The Teberg Fund would be in the best interest of the Fund and its shareholders.

The Teberg Fund
Information about Trustees and Officers (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Name, Age Address Term of Office and Length of Time Served Principal Occupation During Past Five Years Other Directorships Held	Position Held with the Trust	Number of Portfolios in Fund Complex Overseen by Trustee (2)

Independent Trustees (1)
Michael D. LeRoy (age 62, dob 8/14/1947)	Trustee	1
615 E. Michigan Street, Milwaukee, WI 53202
Indefinite term since December 2008.
President, Crown Capital Advisors, LLC (financial consulting firm) (2000 to present). Independent Trustee from 2004 to 12/1/2008, Bjurman, Barry Funds
(3 portfolios); Independent Trustee from 12/1/2008 to 5/1/2009, B.B. Funds
(1 portfolio); Director, Wedbush Bank.

Donald E. O’Connor (age 73, dob 6/18/1936)	Trustee	1
615 E. Michigan Street, Milwaukee, WI 53202
Indefinite term since February 1997.
Retired; former Financial Consultant and former Executive Vice President and
Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).
Trustee, The Forward Funds (35 portfolios).

George J. Rebhan (age 75, dob 7/10/1934)
615 E. Michigan Street, Milwaukee, WI 53202	Trustee	1
Indefinite term since May 2002.
Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to
1993). Independent Trustee from 1999 to 2009, E*TRADE Funds.

George T. Wofford (age 70, dob 10/8/1939)
615 E. Michigan Street, Milwaukee, WI 53202	Trustee	1
Indefinite term since February 1997.
Retired; formerly Senior Vice President, Federal Home Loan Bank of San Francisco.
None.

Interested Trustee
Joe D. Redwine(3) (age 62, dob 7/9/1947)	Interested Trustee	1
615 E. Michigan Street, Milwaukee, WI 53202
Indefinite term since September 2008.
President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).
None.

The Teberg Fund
Information about Trustees and Officers (Unaudited), continued

Officers

Name, Age
Address
Position Held with the Trust
Term of Office and Length of Time Served
Principal Occupation During Past Five Years

Joe D. Redwine (age 62, dob 7/9/1947)
615 E. Michigan Street, Milwaukee, WI 53202
Chairman and Chief Executive Officer
Indefinite term since September 2007.
President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).

Douglas G. Hess (age 42, dob 7/19/1967)
615 E. Michigan Street, Milwaukee, WI 53202
President and Principal Executive Officer
Indefinite term since June 2003.
Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC
(March 1997 to present).

Cheryl L. King (age 48, dob 8/27/1961)
615 E. Michigan Street, Milwaukee, WI 53202
Treasurer and Principal Financial Officer
Indefinite term since December 2007.
Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund
Services, LLC (October 1998 to present).

Michael L. Ceccato (age 52, dob 9/11/1957)
615 E. Michigan Street, Milwaukee, WI 53202
Vice President, Chief Compliance Officer and AML Officer
Indefinite term since September 2009.
Vice President, U.S. Bancorp Fund Services, LLC (February 2008 to present);
General Counsel/Controller, Steinhafels, Inc. (September 1995 to February 2008).

Jeanine M. Bajczyk, Esq. (age 44, dob 4/16/1965)
615 E. Michigan Street, Milwaukee, WI 53202
Secretary
Indefinite term since June 2007.
Vice President and Counsel, U.S. Bancorp Fund Services, LLC (May 2006 to present);
Senior Counsel, Wells Fargo Funds Management, LLC (May 2005 to May 2006);
Senior Counsel, Strong Financial Corporation (January 2002 to April 2005).

The Teberg Fund
Information about Trustees and Officers (Unaudited), continued

(1) The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2) The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

(3) Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-209-1964.

Householding (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-209-1964 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

The Teberg Fund
Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This page intentionally left blank)

(This page intentionally left blank)

Advisor
First Associated Investment Advisors, Inc.
5161 Miller Trunk Highway
Duluth, MN  55811

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(866) 209-1964

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, NY 10022-3205

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-866-209-1964.

THE TEBERG FUND

For additional information about The Teberg Fund, visit our website at www.tebergfund.com.

The Teberg Fund
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Michael D. LeRoy is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2010	FYE 3/31/2009
Audit Fees	$15,500	$15,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2010	FYE 3/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2010	FYE 3/31/2009
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date    6/4/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date    6/4/10

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date    6/4/10

* Print the name and title of each signing officer under his or her signature.